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                   SECURITIES & EXCHANGE COMMISSION

                        Washington, D.C.  20549






                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      July 11, 1995
                                                 -----------------------

                                MERCK & CO., Inc.
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             (Exact name of registrant as specified in its charter)

                                   New Jersey
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                 (State or other jurisdiction of incorporation)


        1-3305                                       22-1109110
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  (Commission File Number)                (IRS Employer Identification No.)


         One Merck Drive, PO Box 100, Whitehouse Station, NJ 08889-0100
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         (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code        (908)423-1000
                                                    --------------------------


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Item 5.     Other Events

         Incorporated by reference are the following press releases issued by the Registrant, attached as Exhibits 99(a) and 99(b), providing information which the Registrant deems of importance to security holders:

                  (a) Press release issued July 11, 1995 concerning the Registrant's announcement of the signing of a definitive agreement to divest its ownership of Medco Behavioral Care Corporation (MBC) to MBC management and Kohlberg Kravis Roberts & Co.

                  (b) Press release issued July 17, 1995 concerning the announcement by Wyeth-Ayerst Laboratories, a division of American Home Products Corporation, and Medco Containment Services, Inc., a subsidiary of the Registrant, of the formation of a joint venture company to develop, market and implement comprehensive disease management and health management programs in several therapeutic categories.

Item 7.     Financial Statements and Exhibits

         (c)  Exhibits

         Exhibit 99(a) - Press release issued July 11, 1995.

         Exhibit 99(b) - Press release issued July 17, 1995.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MERCK & CO., Inc.

                                                  By:  /s/ Nancy V. Van Allen
                                                       -------------------------
                                                           Nancy V. Van Allen
                                                           Assistant Secretary


July 19, 1995


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                                  EXHIBIT INDEX
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

Exhibit
Number                           Description
- -------                          -----------
99(a)                      Press release issued July 11, 1995.

99(b)                      Press release issued July 17, 1995.

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